^ Eaton Vance Tax Free Reserves A diversified tax-exempt money market mutual fund

Prospectus Dated May 1, 2007 as amended March 1, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
	Page		Page

Fund Summary^	2	Sales Charges	^6
Investment Objective ^& Principal Policies and Risks	^4	Redeeming Shares	^7
Management and Organization	^4	Shareholder Account Features	^7
Valuing Shares	^5	Tax Information	^9
Purchasing Shares	^5	Financial Highlights	^10

This prospectus contains important information about the Fund^ and the services available to shareholders. Please save it for reference.

Fund Summary^

^

Investment Objective and Principal Strategies. The Fund’s investment objective is to provide a means whereby investors may earn as high a rate of income exempt from regular federal income tax as may be consistent with the preservation of capital and maintenance of liquidity.

The Fund seeks to achieve its objective by investing in a diversified portfolio of high quality obligations, including bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, and the District of Columbia, the interest from which is exempt from regular federal income tax.

Principal Risk Factors. The Fund’s yield will change as the short-term securities it holds mature and the proceeds are reinvested in securities with different interest rates.

In addition, certain events could reduce income or share price, such as a sharp rise in prevailing short-term interest rates; adverse developments affecting municipal issuers, including tax, legislative or political initiatives; changes in the credit quality of issuers or the providers of credit support; and default by a counterparty to portfolio transactions.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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^Performance Information. The following bar chart and table provide information about the Fund’s performance. Although past performance is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. The returns in the bar chart are for each of the past ten calendar years through December 31, 2006.

During the ten years ended December 31, 2006, the Fund’s highest quarterly total return was 0.94% for the quarter ended June 30, 2000, and its lowest quarterly return was 0.07% for the quarter ended September 30, 2003. The Fund’s annualized current and effective yields for the seven-day period ended December 31, 2006 were 2.88% and 2.92%, respectively. The taxable-equivalent current and effective yields for the seven-day period ended December 31, 2006 were 4.43% and 4.49%, respectively (assuming a federal tax rate of 35%). For current yield information call 1-800-225-6265. Performance is for the stated time period only; due to market volatility the Fund’s current performance may be lower or higher.

Average Annual Total Return as of December 31, 2006	One Year	Five Years	Ten Years

Tax Free Reserves	2.71%	1.22%	2.10%

Fund Fees and Expenses. These tables describe the expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)	Tax Free Reserves

Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
Sales Charge Imposed on Reinvested Distributions	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)	^

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses*	0.81%

* During the fiscal year ended December 31, 2006, Total Annual Fund Operating Expenses were 0.77% as a result of a fee waiver by the investment adviser. This fee waiver could be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

^ 1	Year	3 Years	5 Years	10 Years

	$83	$259	$450	$1,002

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Investment Objective^ & Principal Policies and Risks

The Fund’s investment objective is to provide a means whereby investors may earn as high a rate of income exempt from regular federal income tax as may be consistent with the preservation of capital and maintenance of liquidity. The Fund’s investment objective and policies may be changed by the Trustees without shareholder approval; as a matter of policy, however, the Trustees would not materially change the investment objective of the Fund without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days notice of any material change in the Fund’s investment objective. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance it will be able to do so.

The Fund seeks to achieve its objective by investing at least 85% of its assets in a diversified portfolio of high quality obligations, including bonds, notes and commercial paper, issued on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, and the District of Columbia, the interest from which is exempt from federal income tax. The Fund may acquire stand-by commitments with respect to portfolio securities and, with respect to 10% of net assets, may purchase shares of unaffiliated investment companies with the same objective.

A portion of the dividends paid by the Fund may be subject to federal income tax, and dividends may be subject to state and local taxes. As a matter of fundamental policy which may not be changed unless authorized by a shareholder vote, the Fund may not purchase any securities which would cause more than 20% of the value of its total assets to be invested in securities the interest on which is not exempt from federal income tax. Interest income from certain types of municipal obligations may be subject to the federal alternative minimum tax (the “AMT”). Distributions to corporate investors of certain interest income may also be subject to the AMT.

^The Fund will invest only in U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk, and that are (i) short-term obligations rated in one of the two highest short-term ratings categories by at least two nationally recognized rating services (or if only one rating service has rated the security, by that service), or (ii) unrated securities determined by the investment adviser to be of comparable quality. ^The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. ^The Fund may invest in variable or floating-rate securities some of which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. ^The Fund has a ^5% limit on investments in certain municipal obligations which rely on the credit of a corporate entity. Subject to the policies of Rule 2a-7 under the Investment Company Act of 1940, ^the Fund^ will not purchase securities of any issuer if, immediately thereafter, more than 5% of its total assets would be invested in securities of that issuer.

Consistent with ^its investment objective^, ^the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. ^The Fund may also invest to take advantage of what their investment advisers believe to be temporary disparities in yields of different segments of the money market or among particular instruments within the same segment of the market.

^The Fund may purchase securities on a when-issued basis and for future delivery by means of “forward commitments”, for which segregated accounts are used when required.^

Management and Organization

Management. ^The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $135 billion on behalf of mutual funds, institutional clients and individuals.

Under its investment advisory agreement, Eaton Vance receives a monthly advisory fee equal to 0.50% annually of the average daily net assets of ^the Fund. For the fiscal year ended December 31, 2006, advisory fees were (with the fee waiver) equivalent to 0.46% of ^the Fund’s average daily net assets.

^The Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement.

^Effective October 1, 2007, Adam A. Weigold is the portfolio manager of the Fund. Mr. Weigold has been a Vice President of Eaton Vance since 2003 and an employee of Eaton Vance Management for more than five years.

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The Statement of Additional Information provides additional information about ^the portfolio manager’s compensation, other accounts managed by ^the portfolio manager, and ^the portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibilities.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. ^The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. ^The Fund will not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). ^

^
Valuing Shares

^The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regul^ar trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value. The investments of the ^Fund are valued at amortized cost according to a Securities and Exchange Commission rule. The ^Fund will not normally have unrealized gains or losses so long as they value their investments by the amortized cost method.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. ^The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

Purchasing Shares

^The Fund is offered to shareholders in exchange for their Class A shares of the Eaton Vance Group of Funds. ^Your initial investment must be at least $1,000. After your initial investment, additional investments may be made at any time.

You may also purchase Fund shares directly through your investment dealer (which includes brokers, dealers and other financial institutions) who may charge you a fee for executing the purchase for you or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. ^The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

To make an initial investment by wire, you must first telephone the Fund Order Department at 1-800-225-6265 (extension 3) to advise of your action and to be assigned an account number. Failure to call will delay the order. You may request an account application by calling 1-800-262-1122. The account application must be promptly forwarded to the transfer agent (see back cover for address). Additional investments may be made at any time through the same wire procedure. A Fund Order Department must be advised by telephone of each transmission. Wire funds to:

Investors Bank & Trust Co. ABA #011001438 A/C #796570802 FBO Eaton Vance Cap Stock Account A/C # [Insert your account number – see below]

Transactions in money market instruments normally require immediate settlement in federal funds. The Fund intends at all times to be as fully invested as is feasible in order to maximize earnings. Accordingly, purchase orders will be executed at the net asset value next determined after their receipt by a Fund only if the Fund has received payment in cash or in federal funds. If remitted in other than the foregoing manner, such as by money order or personal check, purchase orders will be executed as of the close of business on the second Boston business day after receipt. Information on how to procure a Federal Reserve Draft or to transmit federal funds by wire is available at banks. A bank may charge for these services.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial

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investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including tax-deferred retirement and other pension plans and proprietary fee-based programs sponsored by broker-dealers) and for persons affiliated with Eaton Vance and its service providers.

From time to time, a substantial portion of the Fund may be held by shareholders that have invested in the Fund as part of a short-term investment strategy. Shareholders employing such a strategy may purchase and redeem Fund shares frequently. Frequent trading may cause a Fund to experience high portfolio turnover, which may result in higher Fund transaction costs. While there is no limit on purchases and redemptions by investors, the Fund or the principal underwriter may reject or cancel any purchase order (including an exchange) from an investor or group of investors for any reason.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and service fees as described below. Sales charges, distribution and service fees paid to investment dealers vary by share class. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Contingent Deferred Sales Charge. ^ When shares of another Eaton Vance fund that are subject to a CDSC are exchanged for shares of the Fund as described under “Purchasing Shares” above, the CDSC will continue to apply to the new shares at the original CDSC rate and the new shares will continue to age from the date of the original purchase.

^

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Redeeming Shares

You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and a signature guarantee may also be required. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Wire	If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-
262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of such transaction; however, no costs are currently charged. The Fund may suspend or terminate the expedited payment procedure upon at least 30 days notice.

By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling 1-800-262-1122 Monday through
Friday, 8:00 a.m. to 7:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

By Check	You may obtain forms to establish checkwriting privileges by calling 1-800-262-
1122. Checks may be drawn on your account in any amount of $500 or more.
You will be required to complete signature cards and will be subject to certain rules in connection with this privilege. There is no charge for this service.

Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Dividends and capital gains in cash are reinvested in additional shares.
This option will be assigned if you do not specify an option.
• Cash Option	Dividends and capital gains in cash are paid in cash.

Information from the Fund. From time to time, you may be mailed the following:

• Semiannual and annual reports, containing a list of portfolio holdings as of the end of the second and fourth fiscal

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quarters, respectively, performance information and financial statements.
• Periodic account statements, showing recent activity and total share balance.
• Form 1099 and tax information needed to prepare your income tax returns.
• Proxy materials, in the event a shareholder vote is required.
• Special notices about significant events affecting your Fund.

^The Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. ^The Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC or posted on the Eaton Vance website (www.eatonvance.com) approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each calendar quarter end is posted to the website 30 days after such quarter end. ^The Fund^ also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

^
Exchange Privilege. You may generally exchange your ^Fund shares for Class A shares of another Eaton Vance fund. These exchanges are made at the public offering price (which generally includes the sales charge applicable to Class A shares), unless your^ shares were acquired as the result of an exchange from Class A of another Eaton Vance fund. In such case, the exchange generally will be made at net asset value. ^

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, you may write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days’ notice of any material change to the privilege. While there is no limit on purchases and redemptions of the Fund, this privilege may not be used for “market timing” in other Eaton Vance funds. As described under "Purchasing Shares", purchase orders (including exchanges) may be rejected or cancelled for any reason. As long as the net asset value of Fund shares is maintained at $1.00 per share, an exchange will not result in a taxable gain or loss.

^
Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. If you transfer shares in a “street name” account to an account with another investment dealer or to an account directly with the Fund, you should obtain historical information about your shares prior to the transfer.

Withdrawal Plan. You may redeem ^Fund shares on a regular quarterly basis by establishing a systematic withdrawal plan. ^

Distribution Investment Option. In addition to the distribution options set forth above, distributions may be invested in additional shares of another Eaton Vance fund. Before selecting this option, you should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

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Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires ^the Fund to obtain, verify and record information that identifies each person who opens a Fund account, and the Fund has designated an anti-money laundering compliance officer. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

More information is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website before making a purchase of Fund shares.

Tax Information

^The Fund declares dividends daily and pays distributions each month. Long-term capital gains, if any, will be distributed at least annually. ^Taxable distributions from ^the Fund, if any, of any investment income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains.

Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Distributions from ^the Fund are expected to consist primarily of federal tax-exempt income. ^Distributions will be taxed as described herein whether they are paid in cash or reinvested in additional shares.

Distributions designated by ^the Fund as “exempt-interest dividends”, whether paid in cash or reinvested in additional shares, ordinarily will constitute federal tax-exempt income to you. However, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of your benefits. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations.

^The Fund’s investments in certain debt obligations may cause ^the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, ^the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

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Financial Highlights

The financial highlights are intended to help you understand the Fund’s financial performance for the past five years. Certain information in the tables reflect the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and the Fund’s financial statements are incorporated herein by reference and included in the annual report, which is available on request.

^

	Year Ended December 31,

	2006	2005	2004	2003	2002

Net asset value - Beginning of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income (loss) from operations
Net investment income	$ 0.027	$ 0.017	$ 0.005	$ 0.004	$ 0.008

Less distributions
From net investment income	$ (0.027)	$ (0.017)	$ (0.005)	$ (0.004)	$ (0.008)
Total distributions	$ (0.027)	$ (0.017)	$ (0.005)	$ (0.004)	$ (0.008)
Net asset value - End of year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total return(1)	2.71%	1.67%	0.51%	0.44%	0.81%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$38,497	$34,058	$25,594	$29,519	$29,265
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction	0.77%(2)	0.82%(2)	0.83%(2)	0.77%(2)	0.85%
Net expenses after custodian fee reduction	0.69%(2)	0.71%(2)	0.73%(2)	0.67%(2)	0.74%
Net investment income	2.68%	1.69%	0.50%	0.43%	0.81%

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
     Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

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(2) The investment adviser voluntarily waived a portion of its investment advisory fee (equal to 0.04%, 0.03%, less than 0.01% and 0.01%
      of average daily net assets for 2006, 2005, 2004 and 2003, respectively).

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More Information

About the Fund^: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about ^the Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected ^the Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc. The Eaton Vance Building 255 State Street Boston, MA 02109 1-800-225-6265 website: www.eatonvance.com

You will find and may copy information about ^the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

PFPC Inc. P.O. Box 9653 Providence, RI 02940-9653 1-800-262-1122

The Fund’s SEC File No. is 811-04015	^TFRP
481-5/07	© 2007 Eaton Vance Management

STATEMENT OF ADDITIONAL INFORMATION May 1, 2007 as amended March 1, 2008

^ Eaton Vance Tax Free Reserves The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the ^Fund. The Fund is a diversified, open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust (the “Trust”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

	Page		Page
Strategies and Risks	2	Purchasing and Redeeming Shares	^13
Investment Restrictions	^3	^Calculation of Yield Quotations	^14
^
Management and Organization	^5	Taxes	^16
Investment Advisory and Administrative Services	^10	^Portfolio Securities Transactions	^18
^
Other Service Providers	^12	Financial Statements	^20
Calculation of Net Asset Value	^13	^	^

Appendix A: Fund Specific Information	^21
Appendix B: Ratings	^22
Appendix C: Eaton Vance Funds Proxy Voting Policy and Procedures	^25
Appendix D: Adviser Proxy Voting Policies and Procedures	^27

^
This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the relevant Fund’s prospectus dated May 1, 2007, as amended March 1, 2008, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

© 2007 Eaton Vance Management

The following defined terms may be used herein: “SEC” for the Securities and Exchange Commission; “CFTC” for the Commodities Futures Trading Commission; “Code” for the Internal Revenue Code of 1986, as amended; “1940 Act” for the Investment Company Act of 1940, as amended; and “NASD” for the National Association of Securities Dealers, Inc.

STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

^
^The Fund’s assets will consist principally of the following:

(1) Floating or variable rate tax-exempt instruments, which provide for interest rate adjustments at specified intervals. Rate adjustments on such securities are usually set at the issuer’s discretion, in which case ^the Fund would normally have the right to resell the security to the issuer or its agent. Alternatively, rate revisions may be determined in accordance with a prescribed formula or other contractual procedure. ^The Fund may also acquire put options in combination with the purchase of underlying securities. Interest income generated by certain securities on which ^the Fund holds a put option may not qualify as tax-exempt interest.

(2) Tax-exempt notes which are rated at the time of purchase within the highest grade assigned by Moody’s investors Service, Inc. (“Moody’s”) (MIG-1), or within the highest grade assigned by Standard and Poor’s Ratings Group (“S&P”) (SP-1), or within the highest grade assigned by Fitch Ratings (“Fitch”) (FIN-1) or if unrated, determined to be of comparable quality by the investment adviser. Tax and/or revenue anticipation notes (TANs, RANs, TRANs) are generally issued to finance seasonal working capital needs in anticipation of various taxes or revenues, and payable from these specific future revenues. Additionally, most TANs, RANs and TRANs are general obligations of the issuing entity. Bond anticipation notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the funds to pay off the BANs. Additionally, most BAN’s may be general obligations of the issuing entity. Construction loan notes (CLNs) are issued primarily by housing agencies to provide interim construction financing. After completion, most projects receive permanent financing through the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA); others are financed by the issuance of long-term bonds. In either case, the permanent financing provides the “take-out” for the holder of the notes. Federal grant anticipation notes (FANs, GANs) are issued to provide interim financing, most often for water and sewer projects, in anticipation of matching federal grants. Additionally, most FAN’s and GAN’s may be general obligations of the issuing entity. Temporary notes (TNs) are short-term general obligations issued for various purposes.

(3) Project notes, which are instruments sold by the Department of Housing and Urban Development but issued by a state or local housing agency, and secured by the full faith and credit of the United States. Due to changes in the federal income tax law enacted in the Deficit Reduction Act of 1984, project notes issued on or after June 19, 1984 must satisfy new requirements to maintain their tax-exempt status.

(4) Tax-exempt bonds which are rated at the time of purchase within the two highest grades assigned by Moody’s (Aaa or Aa) or S&P (AAA or AA) or Fitch (AAA or AA). Tax-exempt bonds generally have original maturities of longer than one year. They are usually classified as either general obligations or revenue bonds. Revenue bonds are secured by the revenues derived from a particular facility or class of facilities or from some other specific revenue source or in the case of industrial development bonds, by the earnings of the private enterprise whose facility is being financed. Some tax-exempt bonds are additionally secured by insurance, bank credit agreements, or escrow accounts.

(5) Tax-exempt commercial paper rated in the highest grade by such rating services (Prime-1 or A-1 or F-1+, respectively). Tax-exempt commercial paper consists of unsecured obligations of state or local governments or instrumentalities which are payable from available funds of the issuer. These obligations are often backed by a bank letter of credit or supported by a tender agreement permitting the holder to resell the obligation to the issuer’s agent. Maturities range from one day to 270 days.

(6) Cash.

For a description of the ratings listed above, see Appendix B.

^The Fund anticipates being at all times as fully invested as possible in tax-exempt bonds and notes; however, there may be occasions when, as a result of maturities of portfolio securities or sales of Fund shares or in order to meet anticipated redemption requests, or the unavailability or suitable tax-exempt investments, ^the Fund may hold cash which is not earning income or invest in taxable short-term obligations including U.S. Government obligations, interest-bearing obligations of banks (such as certificates of deposit and bankers’ acceptances), repurchase agreements (described above), and commercial paper.

With respect to 10% of its net assets, ^the Fund may also purchase shares of unaffiliated investment companies consistent with the restrictions of the 1940 Act. Such investments are subject to adverse developments affecting the mutual fund industry. These companies bear fees and expenses that ^the Fund will incur indirectly, so investors in ^the Fund will be subject to duplication of fees.

^
When-Issued Securities. Some tax-exempt securities may be purchased on a “when-issued” basis. If so, the ^Fund generally will not pay for the securities or start earning interest on them until the securities are received, which may take as long as 45 days. In order to invest its assets immediately, while awaiting delivery of some securities purchased on a when-issued basis, the ^Fund will normally attempt to invest in high-grade short-term debt securities that offer same-day settlement and earnings. The commitment to purchase a security for which payment is not made at that time may be deemed a separate security. The value of the when-issued securities on the delivery date may be less than their cost, effecting an immediate loss. Thus, the purchase of securities on a when-issued basis may be considered an aggressive investment practice involving some risk. When the ^Fund commits to purchase a security on a when-issued basis, the ^Fund will always have cash or liquid securities sufficient to cover its commitments. If ^the Fund determines it is necessary to sell the when-issued security before delivery, any gain or loss will not be tax-exempt. The ^Fund has no specific limit on the amount of securities which may be purchased on a when-issued basis.

The ^Fund may acquire “stand-by commitments” with respect to portfolio obligations. Under a stand-by commitment, ^the Fund obligates a broker, dealer or bank to repurchase, at ^the Fund’s option, specified securities at a specified price. ^The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

^The Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when ^the Fund can simultaneously acquire the right to sell the securities back to the issuer or its agent at an agreed-upon price at any time during a specified period or on a certain date. Such a right is generally known as a “put.”

Diversified Status. ^The Fund is a “diversified” investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

INVESTMENT RESTRICTIONS

The ^Fund has adopted the following investment restrictions that cannot be changed without the approval of a majority of its outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the outstanding voting securities of the ^Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the ^Fund are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of ^Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

^Accordingly, the ^Fund ^may not:

(1)	With respect to 75% of its total assets, invest more than 5% of the value of its total assets ^in the securities of any one ^issuer, except for obligations issued or guaranteed by the U.S. Government or ^its agencies or instrumentalities and except securities of other investment companies;

(2)	Purchase securities on margin (but the ^Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(3)	Borrow money or issue senior securities, except as permitted by the Investment Company Act of 1940;

(4)	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security;

(5)	Purchase any ^securities which would cause more than 25% of the ^value of its total assets ^at ^the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry^, provided that there is no limitation ^in respect to ^investments ^in ^tax-exempt notes or ^bonds or ^other obligations issued or guaranteed by the U. S. Government or ^its agencies or instrumentalities^, ^or in certificates of deposit or bankers' acceptances; or

(6)  Buy or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, physical commodities, or commodity contracts relating to physical commodities unless acquired as a result of ownership of securities; ^

(7)  Make loans to other persons, except by (a) the acquisition of money market instruments, debt securities and other obligations in which the ^Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities^ ; or

(8)  Purchase any securities which would cause more than 20% of the value of its total assets at the time of such purchase to be invested in securities the interest on which is not exempt from federal income tax.

^The Fund^’s investment restrictions cannot be changed without the approval of the holders of a majority of its outstanding voting securities^.

In connection with Restriction (3) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

^
For diversification purposes, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal and interest on the security. For purposes of ^Restriction (5) above, "more than 25%" means "25% or more" of total assets.

Notwithstanding the investment policies and restrictions of the ^Fund, ^the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions.

The ^Fund has adopted the following nonfundamental investment policies which may be changed by the Trustees of the Trust with respect to ^the Fund without approval by ^the Fund's ^shareholders. ^The Fund ^will not:

  make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  invest more than 10% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust^. The Trustees and officers of the ^are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the ^Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the ^Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each Fund (see "Principal Underwriter" under "Other Service Providers"). Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

				Number of Portfolios in Fund Complex Overseen By Trustee(1)
	Position(s) with the Trust ^	Term of Office and Length of Service
Name and Date of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held

Interested Trustees

THOMAS E. FAUST JR. 5/31/58	President of the Trust and Trustee	President since 2002, Trustee since 2007	President of EVC, Eaton Vance, BMR and EV, and Director of EVD. Chief Investment Officer of EVC, Eaton Vance and BMR. Trustee and/or officer of 164 registered investment companies and 5 private investment companies managed by Eaton Vance or BMR. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	164	Director of EVC

JAMES B. HAWKES 11/9/41	Trustee	Trustee of the Trust since 1991	Chairman and Chief Executive Officer of EVC, BMR, Eaton Vance and EV; Director of EV; Chief Executive Officer, President and Director of EVD. Trustee and/or officer of 172 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	172	Director of EVC

Noninterested Trustees

BENJAMIN C. ESTY 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	172	None

ALLEN R. FREEDMAN 4/3/40	Trustee	Since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000).	169	Director of Assurant, Inc., Loring Ward International (fund distributor) and Stonemor Partners L.P. (owner and operator of cemeteries)

SAMUEL L. HAYES, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunication services company).	172	Director of Tiffany & Co. (specialty retailer)

WILLIAM H. PARK 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	172	None

RONALD A. PEARLMAN 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	172	None

NORTON H. REAMER 9/21/35	Trustee	Trustee of the Trust since 1984	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002- 2003).	172	None

				Number of Portfolios in Fund Complex Overseen By Trustee(1)
	Position(s) with the Trust^	Term of Office and Length of Service
Name and Date of Birth			Principal Occupation(s) During Past Five Years		Other Directorships Held

HEIDI L. STEIGER 7/8/53	Trustee	Since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); President and Contributing Editor, Worth Magazine (2004); Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	169	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

LYNN A. STOUT 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	172	None

RALPH F. VERNI 1/26/43 ^	Trustee	Since 2005	Consultant and private investor.	172	None

(1) Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

	Position(s) with the ^Trust	Term of Office and Length of Service
Name and Date of Birth			Principal Occupation(s) During Past Five Years

WILLIAM H. AHERN, JR. 7/28/59	^Vice President	Since 1995	Vice President of Eaton Vance and BMR. Officer of 71 registered investment companies managed by Eaton Vance or BMR.

CYNTHIA J. CLEMSON 3/2/63	Vice President	Since 2005	Vice President of Eaton Vance and BMR. Officer of 86 registered investment companies managed by Eaton Vance or BMR.

CHRISTINE M. JOHNSTON 11/9/72	^Vice President	Since 2007	Vice President of Eaton Vance and BMR. Officer of 29 registered investment companies managed by Eaton Vance or BMR.

AAMER KHAN 6/7/60	^Vice President	Since 2005	Vice President of Eaton Vance and BMR. Officer of 29 registered investment companies managed by Eaton Vance or BMR.

^
MICHAEL R. MACH 7/15/47	^Vice President	Since 1999	Vice President of Eaton Vance and BMR. Officer of 51 registered investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH 1/22/57	^Vice President	Since 1998	Vice President of Eaton Vance and BMR. Officer of 86 registered investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON 10/26/57	^Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, Eaton Vance and BMR. Officer of 73 registered investment companies managed by Eaton Vance or BMR.

WALTER A. ROW, III 7/20/57	^Vice President	Since 2001	Director of Equity Research and a Vice President of Eaton Vance and BMR. Officer of 35 registered investment companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN 8/21/54	^Vice President	Since 2003	Vice President of Eaton Vance and BMR. Officer of 50 registered investment companies managed by Eaton Vance or BMR.

SUSAN SCHIFF 3/13/61	^Vice President	Since 2002	Vice President of Eaton Vance and BMR. Officer of 30 registered investment companies managed by Eaton Vance or BMR.

THOMAS SETO 9/27/62	^	Since 2007	Vice President and Director of Portfolio Management of Parametric Portfolio Associates. Officer of 27 registered investment companies managed by Eaton Vance or BMR.
Vice President

DAVID M. STEIN 5/4/51	^Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric Portfolio Associates. Officer of 27 registered investment companies managed by Eaton Vance or BMR.

MARK S. VENEZIA 5/23/49	^Vice President	Since 2007	Vice President of Eaton Vance and BMR. Officer of 30 registered investment companies managed by Eaton Vance or BMR.

^
BARBARA E. CAMPBELL 6/19/57	Treasurer	Since 2005*	Vice President of Eaton Vance and BMR. Officer of 172 registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC. Officer of 172 registered investment companies managed by Eaton Vance or BMR.

PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 172 registered investment companies managed by Eaton Vance or BMR.

* Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995. ^

The Board of Trustees of the ^Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees.

Ms. Stout (Chair), Messrs. Esty, Freedman, Hayes, Park, Pearlman, Reamer and Verni and Ms. Steiger are members of the Governance Committee of the Board of Trustees of the ^Trust. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended December 31, 2006, the Governance Committee convened seven times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park and Verni, Ms. Steiger and Ms. Stout are members of the Audit Committee of the Board of Trustees of the ^Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee’s purposes are to (i) oversee each Fund and Portfolio’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of ^the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, ^the Fund’s compliance with legal and regulatory requirements that relate to ^the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of ^the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of ^the Fund. During the fiscal year ended December 31, 2006, the Audit Committee convened four times.

Messrs. Hayes (Chair), Esty, Freedman, Park, Pearlman, Reamer and Verni are currently members of the Special Committee of the Board of Trustees of the ^Trust. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the ^Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the ^Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. During the fiscal year ended December 31, 2006, the Special Committee convened twelve times.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in ^the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2006^.^

Aggregate Dollar Range of Equity Securities Owned in All Registered Funds overseen by Trustee in the Eaton Vance Fund Complex

Tax Free Reserves
Name of Trustee
Interested Trustees
Thomas E. Faust Jr.	None	over $100,00
James B. Hawkes	None	over $100,000
Noninterested Trustees
Benjamin C. Esty	None	over $100,000
Allen R. Freedman**	None	None
Samuel L. Hayes, III	None	over $100,000
William H. Park	None	over $100,000
Ronald A. Pearlman	None	over $100,000
Norton H. Reamer	$1 - $10,000	over $100,000
Heidi L. Steiger**	None	None
Lynn A. Stout	None	over $100,000***
Ralph F. Verni	None	over $100,000***

*	Includes shares held by Mr. Hawkes’ spouse. Includes shares held by a family member for which Mr. Hawkes has power of attorney.

**	Mr. Freedman and Ms. Steiger were appointed Trustees on April 23, 2007 and had no beneficial ownership of securities in the ^Fund or in the Eaton Vance Fund Complex as of December 31, 2006.

***	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2006, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2005 and December 31, 2006, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2005 and December 31, 2006, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the ^Trust or any of their immediate family members served as an officer.

Trustees of the Trust (with respect to ^the Fund’s allocable portion of their compensation received from the Trust) ^who are not affiliated with the investment advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his deferred fees invested in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on ^the ^Fund’s assets, liabilities, and net income per share, and will not obligate ^the ^Fund to retain the services of any Trustee or obligate ^the ^Fund to pay any particular level of compensation to the Trustee. ^The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the ^Trust are paid by the Fund (and other series of the ^Trust). (A Trustee of the ^Trust who is a member of the Eaton Vance organization receives no compensation from the ^Trust.) During the fiscal year ended December 31, 2006, the Trustees of the ^Trust earned the following compensation in their capacities as Trustees from the ^Trust. For the year ended December 31, 2006, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of Compensation	Benjamin C. Esty	Samuel L. Hayes	William H. Park	Ronald A. Pearlman	Norton H. Reamer	Lynn A. Stout	Ralph F. Verni
Trust(2)	$11,651	$18,020	$11,206	$11,611	$11,679	$12,372	$11,952
Portfolio	1,146	1,954	1,189	1,125	1,274	1,164	1,096
Trust and Fund Complex	185,000	300,000	185,000(3)	185,000	195,000	195,000(4)	185,000(5)

(1)	As of May 1, 2007, the Eaton Vance fund complex consists of 172 registered investment companies or series thereof. Mr. Freedman and Ms. Steiger were appointed as Trustees on April 23, 2007, and thus did not receive fees for the period.

(2)	The Trust consisted of 25 Funds as of December 31, 2006.

(3)	Includes $133,680 of deferred compensation.

(4)	Includes $45,000 of deferred compensation.

(5)	Includes $92,500 of deferred compensation.

Organization. ^The Fund is a series of the Trust, which was organized under Massachusetts law on May 7, 1984 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as ^the Fund). The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders entitled to share pro rata in the net assets available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

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Proxy Voting Policy. The ^Board of Trustees of the Trust adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”)^. An independent proxy voting service has been rtained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The Trustees will review ^the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment adviser Policies, see Appendix C and Appendix D, respectively. Information on how ^the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The Trust on behalf of ^the Fund engages Eaton Vance as its investment adviser ^pursuant to ^an investment advisory ^agreement.

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Eaton Vance manages the investments and affairs of ^the Fund, subject to the supervision of the Trust’s Board of Trustees. Eaton Vance furnishes for the use of ^the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and compensates all officers and Trustees of the Trust who are members of the Eaton Vance organization and all personnel of Eaton Vance performing services relating to research and investment activities.

For a description of the compensation that ^the Fund pays Eaton Vance under the Investment Advisory Agreement, see the prospectus. As at December 31, 2006, ^the Fund had net assets of $38,496,524. For the fiscal years ended December 31, 2006, 2005 and 2004, Eaton Vance would have earned, absent a voluntary fee waiver, advisory fees of $194,871, $168,304 and $142,816, respectively. For the fiscal years ended December 31, 2006, 2005 and 2004, Eaton Vance voluntarily waived a portion of its fee in the amounts of $13,902, $9,823 and $5, respectively.

^The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the ^Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the ^Trust or by vote of a majority of the outstanding voting securities of the ^Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the ^Fund, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About ^Eaton Vance. ^Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of ^Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation (“EVC”), a Maryland corporation and publicly-held holding company^. ^EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., Ann E. Berman, John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O’Reilly, Dorothy E. Puhy and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes and Faust, Jeffrey P. Beale, Cynthia J. Clemson, Alan R. Dynner, Michael R. Mach, Robert B. MacIntosh, Thomas M. Metzold, Scott H. Page, Duncan W. Richardson, G. West Saltonstall, Judith A. Saryan, William M. Steul, Payson F. Swaffield and Michael W. Weilheimer (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of ^Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Trust (as well as Messrs. Hawkes and Faust who are also Trustees) hold positions in the Eaton Vance organization.

Code of Ethics. Each investment adviser, principal underwriter, and ^the Fund ^have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund or Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Portfolio Managers. The portfolio manager of the ^Fund is ^Adam A. ^Weigold. ^The portfolio manager manages other investment companies and/or investment accounts in addition to the ^Fund. The following tables show, as of ^July 31, 2007, the number of accounts ^the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.^

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
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^Adam A. ^Weigold
Registered Investment Companies	^162	$^998.^0	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of shares beneficially owned of the Fund ^and in all Eaton Vance Funds by the portfolio manager as of ^July 31, ^2007.^

Aggregate Dollar Range of Equity Securities Owned in all Registered Funds in the Eaton Vance Family of Funds
Dollar Range of Equity Securities Owned in the Fund
Portfolio Manager

Adam A. Weigold	None	$100,001 - $500,000

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the ^Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the ^Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the ^Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the ^Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

Compensation Structure for ^Eaton Vance. Compensation of the investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

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Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for ^the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of ^the Fund: (1) provides call center services to financial intermediaries and shareholders; (2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); (3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and (4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by ^the Fund’s transfer agent from fees it receives from the Eaton Vance funds. ^The Fund will pay a pro rata share of such ^feeFor the fiscal year ended December 31, 2006, Eaton Vance was paid or accrued $387 by the transfer agent for sub-transfer agency services performed on behalf of the Fund.

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Expenses. The Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), The Eaton Vance Building, 255 State Street, Boston, MA 02109, is the principal underwriter of ^the Fund. The principal underwriter acts as principal in selling shares under a

Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months’ notice by either party and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is President, Chief Executive Officer and Director, Mr. Faust is a Director, and Mr. Dynner is a Vice President, Secretary and Clerk of EVD. EVD also serves as placement agent for the Portfolio

Custodian. Investors Bank & Trust Company (“IBT“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the ^Fund. IBT has custody of all cash and securities of ^the Fund, maintains ^the ^Fund^’s ^general ledger ^and computes the daily ^net asset value of shares of ^the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with ^the ^Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust^. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between ^the Fund ^and such banks.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm of ^the Fund, providing audit services, tax return preparation, and assistance with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of ^the Fund ^is computed by IBT (as agent and custodian for the ^Fund) in the manner described in the prospectus. The ^Fund will be closed for business and will not price their respective shares on the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The valuation of the instruments held by ^the ^Fund at amortized cost is permitted in accordance with Rule 2a-7 under the 1940 Act and certain procedures established by the Trustees of the Trust ^thereunder.

The amortized cost of an instrument is determined by valuing it at cost originally and thereafter accreting any discount or amortizing any premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price that would be received if the instruments were sold. Consequently, changes in the market value of instruments held during periods of rising or falling interest rates will not be reflected either in the computation of net asset value or in the daily computation of net investment income.

The procedures of the ^Fund are designed to facilitate, to the extent reasonably possible, the maintenance of ^the Fund’s price per share, as computed for the purpose of distribution and redemption of shares, at $1.00. These procedures include review of holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using readily available market quotations deviates from the valuation based on amortized cost, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing interest holders. In the event the Trustees determine that such a deviation exists, they will take such corrective action as they consider to be necessary or appropriate, which action could include the sale of instruments held prior to maturity (to realize capital gains or losses); the shortening of average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

PURCHASING AND REDEEMING SHARES

Checkwriting. Shareholders of ^the Fund ^with uncertificated shares may redeem shares by check. A shareholder will continue to be entitled to distributions paid on shares until the check is presented to Mellon Trust of New England ("Mellon") for payment. If the amount of the check is greater than the value of the shares held in the shareholder’s account for which the Fund has collected payment, the check will be returned and the shareholder may be subject to extra banking charges. The shareholder will be required to execute signature cards and will be subject to Mellon’s rules and regulations governing such checking accounts. There is no charge to shareholders for this service. This service may be terminated or suspended at any time by a Fund or Mellon.

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Waiver of Investment Minimums. In addition to waivers described in the prospectus, minimum investment amounts are waived for current and retired Directors and Trustees of Eaton Vance funds and portfolios, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. The minimum initial investment amount is also waived for officers and employees of a Fund’s custodian and transfer agent.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for ^the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information. ^The Fund’s net asset value per share is normally rounded to two decimal places. In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

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CALCULATION OF YIELD QUOTATIONS

From time to time, ^the Fund quotes a current yield based on a specific seven calendar day period which is calculated by first dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at such time to determine the seven day base period return, and then multiplying such return by 365/ 7 with the resulting yield figure carried to at least the nearest hundredth of one percent. The net change in account value is determined by the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but does not include any realized gains or losses from the sales of securities or any unrealized appreciation or depreciation on portfolio securities. In addition to the current yield, a Fund also quotes an effective yield based on a specific seven day period, carried to at least the nearest hundredth of one percent, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective yield = [(Base period return +1)365/7]-1. ^A taxable-equivalent yield is computed by using the tax-exempt yield figure and dividing by 1 minus the tax rate.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of ^the Fund may not be disclosed to any party except as follows:

  Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. ^The Fund’s complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q (which includes a list of each Portfolio’s holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within five business days of filing with the SEC, each Fund’s portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance’s website at www.eatonvance.com and are available upon request at no cost by contacting Eaton Vance at 1-800-225-6265.
  Disclosure of certain portfolio characteristics: ^The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.
  Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc. described herein and in the prospectus) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement. Such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, credit rating agencies (such as Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), statistical ratings agencies (such as Morningstar, Inc.), analytical service providers engaged by the investment adviser (such as Advent, Bloomberg L.P., Evare, Factset and The Yield Book, Inc.), proxy evaluation vendors (such as institutional Shareholder Servicing Inc.), pricing services (such as LSTA/LPC Mark-to-Market Pricing Service, WM Company Reuters Information Services, Pricing Direct, IBT Derivatives Pricing Service, FT Interactive Data Corp. and Standard & Poor’s Securities Evaluation Service, Inc.) which receive information as needed to price a particular holding, translation services, lenders under Fund credit facilities (such as Citibank, N.A.) and, for purposes of facilitating portfolio transactions, investment dealers and other intermediaries (such as national and regional municipal bond dealers and mortgage-backed securities dealers). These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged. If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter. Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board of Trustees. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.

The ^Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Funds. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of ^the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning ^the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by ^the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the ^Fund.

TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. ^The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, ^the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. If ^the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, ^the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. ^The Fund qualified as a RIC for its fiscal year ended December 31, 2006. ^The Fund also seeks to avoid payment of federal excise tax. However, if ^the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.

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In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that a Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Funds nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If ^the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

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Distributions from ^the Fund of net tax exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for ^the Fund to be entitled to pay tax-exempt interest income as exempt-interest dividends to its shareholders, it must and intends to satisfy certain requirements including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the alternative minimum tax ("AMT"). In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for purposes of the AMT.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that ^the Fund distributes will be reported to you and such income must be reported on your federal income tax return.

Tax-exempt distributions are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a fund is not deductible to the extent it is deemed related to the fund’s distributions of tax-exempt interest. Further, entities and persons who are

"substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisers before purchasing shares of ^the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment and the value of securities held may be affected. It is possisble that events occurring after the date of issuance of municipal obligations, or after the acquisition by ^the Fund of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

Redemptions and exchanges of ^the Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by ^the Fund as derived from “qualified dividend income” will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The ^Fund does not expect a significant portion of distributions of investment income to be derived from qualified dividend income.

Dividends and distributions on ^the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when ^the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For taxable years beginning before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund.

Until December 31, 2007, if a Fund makes a distribution to a foreign shareholder that is attributable to interests in U.S. real property or in corporations for which direct or indirect interests in U.S. real property exceed certain levels and if such foreign shareholder owned more than 5% of a Fund’s outstanding shares at any time during the preceding one year, the distribution will be subject to a 35% withholding tax and will obligate such foreign shareholder to file a U.S. tax return. If a foreign person who owned more than 5% of a Fund’s outstanding shares at any time during the preceding one year redeems shares of the Fund within the 30 days prior to an ex-dividend date of a distribution subject to the 35% tax and within 30 days before or after the ex-dividend date acquires or contracts to acquire a substantially identical interest in the Fund, such foreign person may be subject to the 35% tax and a U.S. filing requirement. After December 31, 2007, these rules apply only to Fund distributions attributable to distributions received by a Fund from real estate investment trusts.

If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from sale or exchange of U.S. real property interests.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by an Adviser. The ^Fund is responsible for the expenses associated with portfolio transactions. An Adviser is also responsible for the execution of transactions for all other accounts managed by it. The ^Adviser places the portfolio security transactions of ^the ^Fund and of all other accounts managed by them for execution with many firms. ^The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, ^the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation, the full range and quality of the executing firm’s services, including the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. In addition, the Adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the Adviser’s obligation to seek best overall execution for the ^Fund. The Adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Money market instruments are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers and banks acting for their own accounts rather than as brokers and such instruments may also be acquired directly from the issuers. ^The Fund may also purchase municipal obligations from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that ^the ^Fund will not pay significant brokerage commissions in connection with such portfolio security transactions, on occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case a brokerage commission will be incurred. Although spreads or commissions paid on portfolio security transactions will, in the judgement of the relevant Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of ^the ^Fund and an Adviser’s other clients for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the relevant Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The relationship between commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services and the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the “Third Party Research Services Payment Ratio.”

Consistent with the foregoing practices, each Adviser receives Research Services from many broker-dealer firms with which that Adviser places portfolio transactions and from third parties with which these broker-dealers have arrangements. The ^Fund and Eaton Vance may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by Eaton Vance in connection with its investment responsibilities.

Research Services received by the investment adviser may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by an Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to an Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid is not reduced because an Adviser receives such Research Services. An Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

^The Adviser has agreed to reduce ^the ^Fund’s advisory fee in connection with Third Party Research Services whose cost is borne by ^the ^Fund through commissions on portfolio transactions. Specifically, whenever ^the ^Fund executes a portfolio transaction with a broker-dealer and the associated commission is consideration for Third Party Research Services, the advisory fee paid by ^the ^Fund to ^the Adviser will be reduced by dividing the commission payment associated with the transaction by the applicable Third Party Research Services Payment Ratio. However, the Advisers generally do not expect to acquire Third Party Research with ^the Fund brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by ^the ^Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Advisers.

The investment companies sponsored by Eaton Vance or ^its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including Eaton Vance, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for ^the Fund and securities considered as investments for ^the ^Fund may also be appropriate for other investment accounts managed by an Adviser or its affiliates. Whenever decisions are made to buy or sell securities for ^the ^Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where ^the ^Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to ^the ^Fund from time to time, it is the opinion of the Trustees of the Trust ^that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

During the fiscal year ended December 31, 2006, the purchases and sales of portfolio investments were with the issuer or with major dealers in money market instruments acting as principal. The cost of securities purchased from underwriters includes a disclosed fixed underwriting commission or concession, and the prices for which securities are purchased from and sold to dealers usually include an undisclosed dealer mark-up or mark-down. For the fiscal years ended December 31, 2006, 2005 and 2004 ^the ^Fund paid no brokerage commissions on portfolio security transactions.

FINANCIAL STATEMENTS

The audited financial statements of, and the reports of the independent registered public accounting firm for the ^Fund to shareholders and are incorporated by reference into this SAI. A copy of the annual reports accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

APPENDIX A

Fund Specific Information

^
Control Persons and Principal Holders of Securities. At April 1, 2007, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of ^the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Saturn & Co., a/c #2	Boston, MA	75.1%

Beneficial owners of 25% or more of the outstanding shares of a Fund are presumed to be in control of the Fund for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of ^the Fund as of such date.

APPENDIX B

RATINGS

Moody’s Investors Service, Inc. Description of Ratings of Corporate Debt

Moody’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of issuers. The two highest designations are as follows:

Prime-1 – issuers (or supporting institutions) rated Prime-1 or (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on funds employed.
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 – Issuers (or supporting institutions) rated Prime-2 or (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody’s Bond Ratings (including Tax-Exempt Bonds)

Aaa – Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s Ratings of Tax-Exempt Notes

Ratings: Moody’s rating for state and municipal short term obligations will be designated Moody’s investment Grade or (MIG). Such rating recognizes the differences between short term credit risk and long term risk. Factors affecting the liquidity of the borrower and short term cyclical elements are critical in short term ratings, while other factors of major importance in bond risk, long term secular trends for example, may be less important over the short run.

A short term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRD). Such ratings will be designated as VMIG SG or if the demand feature is not rated, NR. A short term rating on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

Standard & Poor’s Ratings Group Description of Ratings of Corporate Debt

S&P’s Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from ’A-1’ for the highest quality obligation to ’D’ for the lowest. The two highest rating categories are as follows:

’A-1’ This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to Possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

’A-2’ Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ’A-1’.

S&P’s Corporate Debt Ratings (including Tax-Exempt Bonds)

AAA – Debt rated ’AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA – Debt rated ’AA’ has a very strong capacity to pay interest and repay principal and differs from the higher rated issued only in small degree.

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

Fitch Ratings Description of Ratings of Corporate Debt

Fitch’s Short-Term Debt Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ – Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 – Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated ’F-1+’.

F-2 – Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned ’F-1+’ and ’F-1’ ratings.

Fitch’s Investment Grade Bond Ratings

AAA – Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA – Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ’AAA’. Because bonds rated in the ’AAA’ and ’AA’ categories are not significantly vulnerable to foreseeable future development, short-term debt of these issuers is generally rated ’F-1+’.

Plus (+) or Minus (–): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Tax-Exempt Investment Note Ratings

The ratings on tax-exempt notes, with maturities generally up to three years, reflect Fitch’s current appraisal of the degree of assurance of timely payment, whatever the source.

FIN-1: Notes regarded as having the strongest degree of assurance for timely payment.

Plus (+): Plus signs may be used in the ’FIN-1’ category to indicate relative standing. The note ratings will usually correspond with bond ratings, although certain security enhancements or market access may mean that notes will not track bonds.

Demand Bond or Note Ratings

Certain demand securities empower the holder at his option to require the issuer, usually through a remarketing agent, to repurchase the security upon notice at par with accrued interest. This is also referred to as a put option. The ratings of the demand provision may be changed or withdrawn at any time if, in Fitch’s judgment, changing circumstances warrant such action. Fitch demand provision ratings carry the same symbols and related definitions as its short-term ratings.

APPENDIX C

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

APPENDIX D

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94 -2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.	Roles and Responsibilities

	A.	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

	B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant

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to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request. Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

	C.	Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.	Proxy Voting Guidelines (“Guidelines”)

	A.	General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

	B.	Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

	C.	Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

	D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e. g. , proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e. g. , certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  A copy of the Advisers’ proxy voting policies and procedures;
  Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
  A record of each vote cast;
  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

	A.	Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

	B.	Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

• Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

• A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

• The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

• If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

• If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

• The client, in the case of an individual or corporate client;
• In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or
• The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.